SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 20, 2018

ARROW ELECTRONICS, INC.

(Exact Name of Registrant as Specified in its Charter)

NEW YORK	1-04482	11-1806155
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9201 EAST DRY CREEK ROAD, CENTENNIAL, CO 80112

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (303) 824-4000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01.                               ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 20, 2018 the Registrant, Arrow Electronics, Inc., entered into Amendment No. 30 (the “Amendment”) to the Transfer and Administration Agreement governing its existing accounts receivables securitization facility (the “Facility”).  Pursuant to the Amendment, the size of the Facility was increased from $910,000,000 to $1,200,000,000, and the maturity of the Facility was extended from September 18, 2019 to June 18, 2021.  In addition, the Amendment changed the benchmark for interest under the Facility from a CP rate to a one-month LIBOR-based rate, changed the methodology for aging receivables under the Facility from days past invoice to days past due and increased concentration limits for receivables with extended payment terms and from individual domestic and foreign obligors.  The following banks are participating in the facility: Bank of America, Mizuho, PNC, Wells Fargo, Sumitomo Mitsui Banking Corporation and Branch Banking and Trust Company.

The above description is a summary only of the Amendment and is qualified in its entirety by the Amendment attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 2.03.                               CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The description of the Amendment set forth under Item 1.01 is incorporated into this Item 2.03 by reference.

ITEM 7.01.                               REGULATION FD DISCLOSURE

On June 26, 2018, the Registrant issued a press release regarding the execution of the Amendment.  A copy of the press release is furnished with this report as Exhibit 99.1. Neither the information in Section 7.01 of this Current Report on Form 8-K nor the information in the press release shall be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)                                 Exhibits

Exhibit Number	Description of Document
10.1

Omnibus Amendment, including Amendment No. 30 to the Transfer and Administration Agreement, dated as of June 20, 2018, exhibiting the Amended and Restated Transfer and Administration Agreement incorporating Amendments 1-30, effective as of June 20, 2018.

99.1	Press Release, dated June 26, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARROW ELECTRONICS, INC.

Date: June 26, 2018	By:	/s/ Gregory P. Tarpinian
		Name:	Gregory P. Tarpinian
		Title:	Senior Vice President, General Counsel and Secretary